Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, William E. Hantke, Chief Financial Officer of Premcor Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows with respect to the Company:

1.	The quarterly report on Form 10-Q of the Company for the period ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification on this 28th day of October, 2003.

By:	/s/ William E. Hantke
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Premcor Inc. and will be retained by Premcor Inc. and furnished to the Securities and Exchange Commission or its staff upon request.